NOTICE OF ANNUAL MEETING
                         TO BE HELD JULY 30,2002



             To the shareholders of The NorthQuest Capital Fund



NOTICE IS HEREBY GIVEN that the Annual Meeting of The NorthQuest Capital Fund will be held at 2160 Hwy. 88, Brick, New Jersey, 08724 on July 30, 2002 at 10:30 AM for the following purposes.


1) To elect five (5) directors to serve until the next Annual Meeting of Share-holders or until their successors are elected and qualified.


2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accounts to audit and certify financial sta-tements of the Fund for the fiscal year ending December 31, 2002.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.








              PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF
              YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON


                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED















                                                                   June 21,2002
Dear Shareholders:

The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:

A. Information We Collect - Our application forms contain names, addresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transactions such as your account balances and transaction histories.


B. Our Disclosure Statement -We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle regular transactions internally, the number of emplo-yees that even see your information is limited. However, funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have forwarded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.


You may call 1-800-698-5261 if there are any questions about our Regulation S-P status.



Respectfully submitted



Peter J. Lencki
President






















                                  PROXY STATEMENT
                             THE NORTHQUEST CAPITAL FUND

                                    16 Rimwood Lane
                       Colts Neck, NJ  07722  Tel. 1-800-698-5261

Enclosed herewith is notice of an Annual Meeting of Shareholders of The North-Quest Capital Fund (the "Fund") and a proxy form solicited by the Board of Di-rectors of the Fund. This proxy material was first mailed to shareholders on June 24, 2002.

The proxy may be revoked at any time before it is exercised either by mail noti-ce to the Fund or through resubmittal at a later date. Please place your ins-tructions on the enclosed one, then sign, date and return it. All costs of so-liciting this proxy will be borne by your Fund. You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock of the Fund, having equal voting rights. On June 21, 2002, the date of record, there were 86,498 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all mat-ters, each share has one vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares are present or represented by proxy. Absten-tions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes' cast or 50% of the outstan-ding shares, whichever is less, will pass any proposal presented.

PROPOSAL #1: ELECTION OF DIRECTORS

Five (5) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All officers of the Fund are also presented in the fol-lowing table.

Name, Address   Position   Term of Office &  Principal    Number of       Other
    and          in the    Length of Time   Occupation  Portfolios in  Director-
    Age           Fund         Served       Past 5 Years  Fund Complex   ships
                                                          Overseen by   Held by
                                                            Director    Director

           Interested Directors & Officers

*Peter J. Lencki  President  Elected for One   Portfolio Manager   One     None
  16 Rimwood Ln.    and      Year. Served      & Gen. Partner of
  Colts Neck, NJ  Director   since inception   NorthPoint Capital
    47                        Aug. 10, 2001    LLP
                                               Colts Neck, NJ

*Walter A. Lencki Treasurer  Elected for One   President/Owner     One     None
  6 Mystic Ct.      and      Year. Served      Emerald Auto
  Bayville, NJ    Director   since inception   Parts & Supply
    72                        Aug. 10, 2001    Inc.
                                               Brick, NJ
          Other Officers

*Mary E. Lencki  Secretary   Elected for One   Treasurer/Owner     One     None
 16 Rimwood Ln.              Year.  Served     Emerald Auto
 Colts Neck, NJ              since inception   Parts & Supply
    44                         Aug. 10, 2001   Inc.
                                               Brick, NJ


* Directors and officers of the Fund are considered "interested persons", as de-fined in the Investment Company Act of 1940. Peter, Mary and Walter Lencki are 'interested persons" because they are affiliated with the Investment Adviser.

Name, Address   Position   Term of Office &  Principal     Number of      Other
   and           in the    Length of Time   Occupation   Portfolios in Director-
   Age            Fund        Served       Past 5 Years   Fund Complex   ships
                                                          Overseen by   Held by
                                                            Director    Director

                 Independent Directors

Robert S. Keesser  Director  Elected for One   Regional Sales      One     None
11 Woodmere Ct.              Year.  Served     Manager for NGK
Barnegat, NJ                 since inception   Spark Plug Co.
  40                           Aug. 10, 2001   Irvine, CA

John G. Padovano   Director  Elected for One   Sole proprietor &   One     None
34 Horseshoe Ct.             Year. Served      Consultant to:
Colts Neck, NJ               since inception   Packaging Industry
  53                         Aug. 10, 2001     Prodction Services
                                               LLC, Hillside, NJ

Robert R. Thompson Director  Elected for One   VP & Owner          One     None
81 Galloping Hill Rd.        Year.  Served     Thompson & Co.
Colts Neck, NJ               since  inception  Automotive Parts
   47                        Aug. 10, 2001     Warehouse
                                               Union, NJ


Shareholders have one vote for each share they own for each of five directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A ma-ority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year and were overwhelmingly reelected.


                 BOARD MEETINGS & DIRECTOR DUTIES

Meetings: There was one Board of Directors meeting in 2001 and all directors were present.

Director Duties; The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, Internal Revenue Service and Blue Sky arran-gements with the various states where the Fund offers its shares.



                 FUND HOLDINGS OF THE OFFICERS AND DIRECTORS


   Name            Dollar Range of Equity       Aggregate Dollar Range of Equity
                   Securities in the Fund       Securities in All Registered
                                                Investment Companies Overseen
                                                  by Director in Family of


Peter J. Lencki    $     1.00  - $10,000.00            $     1.00  -  $10,000.00
Walter A. Lencki   $10,001.00  - $50,000.00            $10,001.00  -  $50,000.00
Mary E. Lencki     $     1.00  - $10,000.00            $     1.00  -  $10,000.00
Robert S. Keesser  $10,001.00  - $50,000.00            $10,001.00  -  $50,000.00
John G. Padovano   $10,001.00  - $50,000.00            $10,001.00  -  $50,000.00
Robert R. Thompso  $10,001.00  - $50,000.00            $10,001.00  -  $50,000.00


                 REMUNERATION OF DIRECTORS & OFFICERS

The Fund does not pay any of its directors and/or officers for miscellaneous ex-penses associated with services rendered as a director or officer of the Fund. No officers or directors are paid remuneration for their expenses incurred at-tending Board meetings. Peter and Walter Lencki serve the Fund in many capaci-ties but only receive compensation in the form of the Advisory Fee for invest-ment advice paid to Emerald Research Corporation, which they own.


                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution, and in light of its limited re-sources, the Fund will deal with primary market makers in placing over-the-coun-ter portfolio orders. The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary re-quirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statis-tical services furnished either directly to the Fund or to the Adviser. No ef-fort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In it's most recently completed year, 2001, the Fund paid $0 in brokerage commission. The Board of Directors evaluates and reviews annual-ly the reasonableness of brokerage commissions paid.


                  RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company (S&C), Certified Public Accountants to audit and certify financial statements of the Fund for the year 2002. S&C performed the Fund's 2001 audit in a timely, professional and cost-effective manner.

Audit Fees: The annual audit fee charged for the 2001 audit by S&C was $750. The annual audit fee is estimated to be $5,500 for the 2002 audit by Sanville
& Company. The fee includes charges for the certified audit along with check-ing the Fund's securities three times a year as required since the Fund acts as self custodian and reporting its findings to the Securities and Exchange Commis-sion and the Fund's Board of Directors.

All Other Fees:  None

Financial Information System Design and Implementation Fees:  None

The Board of Directors has adopted procedures to preapprove the types of profes-sional services for which the Fund may retain such auditors. As part of the ap-proval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of S&C. Neither S&C nor any of its partners have any direct or material indirect financial interest in the Fund and will provide no non-auditing services to the Fund if selected.
A representative of Sanville & Co. will not be present at the meeting unless re-quested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.




                           SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual meeting in August 2003. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later than January 4, 2003 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 that sets forth certain requirements.



                              OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, pro-xies will be voted in accordance with the view of the Board of Directors.






































                   PROXY- SOLICITED BY THE BOARD OF DIRECTORS
                          THE NORTHQUEST CAPITAL FUND
                                ANNUAL MEETING OF
                             SHAREHOLDERS JULY 30, 2002


The annual meeting of The NORTHQUEST CAPITAL FUND will be held JULY 30, 2002 at 2160 Hwy. 88, Brick, NJ at 10:30 A.M. The undersigned hereby appoints Peter J. Lencki and/or Walter A. Lencki as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

    SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their names in the following list.
       Peter J. Lencki            Robert S. Keesser        Robert R. Thompson
       Walter A. Lencki           John G. Padovano

2. Prosal to ratify or reject the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2002.
         ___                     ___                          ___
        l___l   FOR             l___l   AGAINST              l___l   ABSTAIN

3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign, & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 2002
                                                     _________________________
                                                      Shareholder's Signature


 You should review your address and note corrections below.


                                                     _________________________
                                                      Shareholder's Signature